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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  NOVEMBER 1, 2005
                                                      --------------------------

                           STELLAR TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    COLORADO
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                 (State or Other Jurisdiction of Incorporation)

                 000-33099                             84-1553046
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         (Commission File Number)            (IRS Employer Identification No.)

           7935 AIRPORT PULLING ROAD, SUITE 201
                        NAPLES, FL                               34109
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (239) 592-1816
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              (Registrant's Telephone Number, Including Area Code)


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On November 1, 2005, Stellar Technologies, Inc. (the "registrant") distributed to holders of record and certain non-objecting beneficial owners of its common stock the letter attached hereto as Exhibit 99.1 which referenced, among other things, the registrant's results of operations for the fiscal year ended June 30, 2005.

ITEM 7.01         REGULATION FD DISCLOSURE.

         The information set forth in Item 2.02 above is hereby incorporated by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.          Description of Exhibit
----------           ----------------------

99.1                 Letter to Stockholders dated November 1, 2005.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Stellar Technologies, Inc.



Date: November 1, 2005                           By:  /s/ Richard A. Schmidt
                                                     ---------------------------
                                                     Richard A. Schmidt
                                                     Chief Executive Officer









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                                  EXHIBIT INDEX



Exhibit No.                 Description of Exhibit
----------                  ----------------------

99.1                        Letter to Stockholders dated November 1, 2005.











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